UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 26, 2010

Addus HomeCare Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K of Addus HomeCare Corporation (the “Company”) filed with the Securities and Exchange Commission on July 27, 2010 to include the historical financial statements of Advantage Health Systems, Inc. (“Advantage”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. Except for the filing of the financial statements required by Item 9.01 hereof, this Current Report on Form 8-K is not being amended or updated in any other manner.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The interim condensed consolidated financial statements of Advantage as of June 30, 2010 and for the six-month periods ended June 30, 2010 and 2009, and the audited consolidated financial statements of Advantage as of December 31, 2009 and for the year ended December 31, 2009 are filed as Exhibit 99.1 and are incorporated herein in their entirety by reference.

(b) Pro forma Financial Information

The required pro forma financial information as of June 30, 2010 and for the six months ended June 30, 2010 and for the year ended December 31, 2009 with respect to the acquisition of Advantage is filed as Exhibit 99.2 and is incorporated herein in its entirety by reference.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit 23.1	Consent of Elliott Davis LLC

Exhibit 99.1	Advantage’s unaudited consolidated financial statements as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 and audited consolidated financial statements as of December 31, 2009 and for the year ended December 31, 2009.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements as of June 30, 2010 and for the six-months ended June 30, 2010 and for the year ended December 31, 2009.

*	All schedules and exhibits to this Exhibit have been omitted in accordance with 17 CFR §229.601(b)(2). The registrant agrees to furnish a supplemental copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Date: October 6, 2010	By:	/S/ FRANCIS J. LEONARD
Francis J. Leonard Chief Financial Officer

Exhibit List

Exhibit 23.1	Consent of Elliott Davis LLC

Exhibit 99.1	Advantage’s unaudited consolidated financial statements as of June 30, 2010 and for the six months ended June 30, 2010 and 2009 and audited consolidated financial statements as of December 31, 2009 and for the year ended December 31, 2009.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements as of June 30, 2010 and for the six months ended June 30, 2010 and for the year ended December 31, 2009.